BLACKROCK FUNDS II
BlackRock GNMA Portfolio
(the “Fund”)

Supplement dated November 14, 2012
to the Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock GNMA Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Akiva Dickstein	2009	Managing Director of BlackRock, Inc.
Matthew Kraeger	2009	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Funds — How Each Fund Invests — About the Portfolio Management of the GNMA Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE GNMA PORTFOLIO
The GNMA Portfolio is managed by a team of financial professionals. Akiva Dickstein and Matthew Kraeger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information” as it relates solely to the GNMA Portfolio is deleted in its entirety and replaced with the following:

The GNMA Portfolio is managed by a team of financial professionals. Akiva Dickstein and Matthew Kraeger are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Akiva Dickstein	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.

Shareholders should retain this Supplement for future reference.